Exhibit (e)(1)(b)

SCHEDULE A

(as of April 30, 2019)

Portfolio	Initial Board Approval Date	Initial Effective Date	Exchange (Ticker)	Termination Date
Invesco BulletShares 2019 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCJ)	04/30/20
Invesco BulletShares 2019 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJJ)	04/30/20
Invesco BulletShares 2020 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCK)	04/30/20
Invesco BulletShares 2020 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJK)	04/30/20
Invesco BulletShares 2021 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCL)	04/30/20
Invesco BulletShares 2021 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJL)	04/30/20
Invesco BulletShares 2022 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCM)	04/30/20
Invesco BulletShares 2022 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJM)	04/30/20
Invesco BulletShares 2023 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCN)	04/30/20
Invesco BulletShares 2023 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJN)	04/30/20
Invesco BulletShares 2024 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCO)	04/30/20
Invesco BulletShares 2024 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJO)	04/30/20
Invesco BulletShares 2025 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCP)	04/30/20
Invesco BulletShares 2025 High Yield Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSJP)	04/30/20
Invesco BulletShares 2026 High Yield Corporate Bond ETF	06/14/2018	8/9/2018	NYSE Arca, Inc. (BSJQ)	04/30/20
Invesco BulletShares 2026 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCQ)	04/30/20
Invesco BulletShares 2027 Corporate Bond ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (BSCR)	04/30/20
Invesco BulletShares 2028 Corporate Bond ETF	06/14/2018	8/9/2018	NYSE Arca, Inc. (BSCS)	04/30/20

Exhibit (e)(1)(b)

Invesco BulletShares 2021 USD Emerging Markets Debt ETF	06/14/2018	10/4/2018	NYSE Arca, Inc. (BSAE)	04/30/20
Invesco BulletShares 2022 USD Emerging Markets Debt ETF	06/14/2018	10/4/2018	NYSE Arca, Inc. (BSBE)	04/30/20
Invesco BulletShares 2023 USD Emerging Markets Debt ETF	06/14/2018	10/4/2018	NYSE Arca, Inc. (BSCE)	04/30/20
Invesco BulletShares 2024 USD Emerging Markets Debt ETF	06/14/2018	10/4/2018	NYSE Arca, Inc. (BSDE)	04/30/20
Invesco BulletShares 2020 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2021 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2022 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2023 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2024 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2025 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2026 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2027 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco BulletShares 2028 Municipal Bond ETF	12/13/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Corporate Income Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IHYD)	04/30/20
Invesco Corporate Income Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IHYV)	04/30/20
Invesco Defensive Equity ETF	12/19/2017	4/6/2018	NYSE Arca, Inc. (DEF)	04/30/20
Invesco Emerging Markets Debt Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IEMD)	04/30/20
Invesco Emerging Markets Debt Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IEMV)	04/30/20
Invesco ESG Revenue ETF	12/12/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Investment Grade Defensive ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGD)	04/30/20

Exhibit (e)(1)(b)

Invesco Investment Grade Value ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IIGV)	04/30/20
Invesco Multi-Factor Core Fixed Income ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IMFC)	04/30/20
Invesco Multi-Factor Core Plus Fixed Income ETF	06/14/2018	07/25/2018	NYSE Arca, Inc. (IMFP)	04/30/20
Invesco Multi-Factor Defensive Core Fixed Income ETF	09/21/18	12/06/2018	[Cboe BZX Exchange, Inc. (IMFD)]	04/30/20
Invesco Multi-Factor Income ETF	09/21/18	12/06/2018	[Cboe BZX Exchange, Inc. (IMFI)]	04/30/20
Invesco Russell 1000® Dynamic Multifactor ETF	12/12/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco Russell 2000® Dynamic Multifactor ETF	12/12/2018	[ ]	[Exchange (Ticker)]	04/30/20
Invesco RAFITM Strategic US ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (IUS)	04/30/20
Invesco RAFITM Strategic US Small Company ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (IUSS)	04/30/20
Invesco RAFITM Strategic Developed ex-US ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (ISDX)	04/30/20
Invesco RAFITM Strategic Developed ex-US Small Company ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (ISDS)	04/30/20
Invesco RAFITM Strategic Emerging Markets ETF	06/14/2018	9/12/2018	The Nasdaq Stock Market (ISEM)	04/30/20

Exhibit (e)(1)(b)

Invesco Exchange-Traded Self-Indexed Fund Trust, on behalf of each Fund listed on Schedule A

By:	/s/ Daniel E. Draper
Name: Daniel E. Draper
Title: President

Invesco Distributors, Inc.

By:	/s/ Brian C. Thorp
Name: Brian C. Thorp
Title: Vice President